Advances to joint ventures	9 Months Ended
Sep. 30, 2017
Receivables [Abstract]
Advances to Joint Ventures Disclosure [Text Block]
9. Advances to joint ventures

	As of
	September 30,	December 31,
(in thousands of U.S. dollars)	2017	2016
Current portion of advances to joint ventures	$—	$6,275
Long-term advances to joint ventures	3,198	943
Advances/shareholder loans to joint ventures	$3,198	$7,218

The Partnership had advances of $2.5 million and $3.9 million due from SRV Joint Gas Ltd. as of September 30, 2017 and December 31, 2016, respectively. The Partnership had advances of $0.7 million and $3.3 million due from SRV Joint Gas Two Ltd. as of September 30, 2017 and December 31, 2016, respectively. The joint ventures have repaid the original principal of all shareholder loans and all of the payments for the three and nine months ended September 30, 2017 represent payments of interest, including accrued interest repaid at the end of the loans. Interest payments are treated as return on investment and included as a component of net cash provided by operating activities in the consolidated statements of cash flows. The joint ventures have suspended payments on the shareholder loans pending the outcome of the boil-off claim. Refer to note 17 under “Joint ventures claims and accruals.” The full amount of the shareholder loans were reclassified as long-term as of September 30, 2017 pending conclusion on the boil-off claim.